The following matters, together with the voting results, were submitted to a vote of shareholders at a special meeting for shareholders held April 9, 2002.

     PROPOSAL: approval of the amended investment advisory agreement between the Company and Avalon Trust Company.

RESULTS:
                       THE WATER FUND                                         THE EDUCATION FUND

    FOR             1,069,528.685 shares or 97.53%           FOR             289,337.604 shares or 99.08%

    AGAINST         0 shares or 0.00%                        AGAINST         0 shares or 0.00%

    ABSTAIN         0 shares or 0.00%                        ABSTAIN         0 shares or 0.00%

     PROPOSAL: approval of the engagement of Unified Financial Securities, Inc. ("UFSI") to provide distribution services to each of The Water Fund and The Education Fund of the Company pursuant to a distribution agreement between the Company and UFSI ("UFSI Agreement").

RESULTS:

                        THE WATER FUND                                        THE EDUCATION FUND

      FOR             1,069,528.685 shares or 97.53%         FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%                      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%                      ABSTAIN         0 shares or 0.00%


     PROPOSAL: approval of the shareholders of the plan of distribution pursuant to Rule 12b-1 of the 1940 Act.

RESULTS:

                        THE WATER FUND                                        THE EDUCATION FUND

      FOR             1,069,528.685 shares or 97.53%         FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%                      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%                      ABSTAIN         0 shares or 0.00%


     PROPOSAL: approval of certain changes in the investment policies of The Water Fund with respect to the issuance of senior securities.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the fundamental policy of The Water Fund with respect to the acquisition of investment company securities.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the investment focus of The Water Fund with respect to investment in securities of Water Companies.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the policy of The Water Fund with respect to concentrating its investments.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the fundamental policy of The Water Fund prohibiting acquisition of more than 10% of the securities or value of any issuer.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%




     PROSPOAL: approval of designation of the fundamental policy of The Water Fund prohibiting margin and short sale transactions as a non-fundamental policy of the Fund.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROSPOAL: approval of designation of the fundamental policy of The Water Fund prohibiting investment for purposes of management or control as a non-fundamental policy of the Fund.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of designation of the fundamental policy of The Water Fund prohibiting acquisition of securities issued by companies with common officers or directors with the Company as a non-fundamental policy of the Fund.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL:  approval of designation of the  fundamental  policy of The Water
Fund  prohibiting   investments  in  oil,  gas  or  mineral   exploration  as  a
non-fundamental policy of the Fund.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of designation of the fundamental policy of The Water Fund prohibiting purchases of warrants as a non-fundamental policy of the Fund.

RESULTS:

                        THE WATER FUND

      FOR             1,069,528.685 shares or 97.53%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of certain changes in the investment policies of The Education Fund with respect to the issuance of senior securities.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the fundamental policy of The Education Fund with respect to the acquisition of investment company securities.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the investment focus of The Education Fund with respect to investment in securities of Education Companies.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of changes to the policy of The Education Fund with respect to concentrating its investments.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%




     PROPOSAL: approval of changes to the fundamental policy of The Education Fund prohibiting acquisition of more than 10% of the securities or value of any issuer.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL:  approval  of  designation  of  the  fundamental  policy  of  The
Education   Fund   prohibiting   margin  and  short  sale   transactions   as  a
non-fundamental policy of the Fund.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of designation of the fundamental policy of The Education Fund prohibiting investment for purposes of management or control as a non-fundamental policy of the Fund.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of designation of the fundamental policy of The Education Fund prohibiting acquisition of securities issued by companies with common officers or directors with the Company as a non-fundamental policy of the Fund.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of designation of the fundamental policy of The Education Fund prohibiting investments in oil, gas or mineral exploration as a non-fundamental policy of the Fund.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: approval of designation of the fundamental policy of The Education Fund prohibiting purchases of warrants as a non-fundamental policy of the Fund.

RESULTS:

                      THE EDUCATION FUND

      FOR             289,337.604 shares or 99.08%

      AGAINST         0 shares or 0.00%

      ABSTAIN         0 shares or 0.00%



     PROPOSAL: authorization for the Company's series now known as "The Water Fund" to conduct its business under the name of "The Aquarius Fund" or such other name as may be deemed of similar derivation and for the Company's series now known as "The Education Fund" to conduct its business under the name of "The Athena Fund" or such other name as may be deemed of similar derivation. Further, recommendation that an amendment to the Company's Articles of Incorporation and the Company's By-laws changing the name of each such series in the manner set forth above, be considered for adoption by the Company's Board of Directors in a manner consistent with the law of Maryland.

                       THE WATER FUND                                         THE EDUCATION FUND

    FOR             1,069,528.685 shares or 97.53%           FOR             289,337.604 shares or 99.08%

    AGAINST         0 shares or 0.00%                        AGAINST         0 shares or 0.00%

    ABSTAIN         0 shares or 0.00%                        ABSTAIN         0 shares or 0.00%
